EXHIBIT 10.45

EXECUTION COPY

This FEBRUARY 2017 AMENDMENT (this “Amendment”), dated as of February 17, 2017, is among OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (“Seller”), HLSS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), and HLSS MSR-EBO ACQUISITION LLC (“Buyer” and together with Holdings, the “Purchasers”).
WITNESSETH:
WHEREAS, Seller, Holdings, and Buyer (as assignee of Home Loan Servicing Solutions, Ltd. (“HLSS”)) are parties to the Master Servicing Rights Purchase Agreement, dated as of October 1, 2012 (as heretofore amended, supplemented and modified from time to time, the “MSR Purchase Agreement”), with respect to the sale by Seller and the purchase by Holdings and Buyer of certain Rights to MSRs, Servicing Rights and other assets;
WHEREAS, Seller, Holdings, and Buyer are parties to certain Sale Supplements to the MSR Purchase Agreement, dated as of February 10, 2012, May 1, 2012, August 1, 2012, September 13, 2012, September 28, 2012, December 26, 2012, March 13, 2013, May 21, 2013, July 1, 2013, and October 25, 2013 (each, as heretofore amended, supplemented and modified from time to time, a “Sale Supplement” and, collectively, the “Sale Supplements”); and
WHEREAS, Seller, Holdings, and Buyer desire to amend the MSR Purchase Agreement and Sale Supplements on the terms and conditions set forth herein.
NOW, THEREFORE, and in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
Section 1.     Definitions. Capitalized terms used but not defined herein shall have the meaning set forth in the MSR Purchase Agreement or, if not defined therein, in any applicable Sale Supplement.
Section 2.     Amendments to Sale Supplements.
2.1     Solely to clarify the original intent of the parties, Schedules III and IV to each Sale Supplement are hereby amended by adding the words “and thereafter until all Deferred Servicing Agreements have been transferred in accordance with the terms hereof (except with respect to any Deferred Servicing Agreement that is transferred pursuant to Section 6.12)” after each reference to month 72 on such Schedules.
2.2     Schedule VI to the Sale Supplement, dated as of February 10, 2012, is hereby amended and restated as set forth on Exhibit 1 hereto.
2.3     Schedule VI to the Sale Supplement, dated as of May 1, 2012, is hereby amended and restated as set forth on Exhibit 2 hereto.

2.4     Schedule VI to the Sale Supplement, dated as of August 1, 2012, is hereby amended and restated as set forth on Exhibit 3 hereto.
2.5     Schedule VI to the Sale Supplement, dated as of September 13, 2012, is hereby amended and restated as set forth on Exhibit 4 hereto.
2.6     Schedule VI to the Sale Supplement, dated as of September 28, 2012, is hereby amended and restated as set forth on Exhibit 5 hereto.
2.7     Schedule VI to the Sale Supplement, dated as of December 26, 2012, is hereby amended and restated as set forth on Exhibit 6 hereto.
2.8     Schedule VI to the Sale Supplement, dated as of March 13, 2013, is hereby amended and restated as set forth on Exhibit 7 hereto.
2.9     Schedule VI to the Sale Supplement, dated as of May 21, 2013, is hereby amended and restated as set forth on Exhibit 8 hereto.
2.10     Schedule VI to the Sale Supplement, dated as of July 1, 2013, is hereby amended and restated as set forth on Exhibit 9 hereto.
2.11     Schedule VI to the Sale Supplement, dated as of October 25, 2013, is hereby amended and restated as set forth on Exhibit 10 hereto.
Section 3.     Subservicing Agreement. All applicable amendments to each Sale Supplement made under this Amendment shall be correspondingly made to Schedules II and III of each applicable Subservicing Supplement (as defined in the MSR Purchase Agreement) prior to the Servicing Transfer Date (as defined in each Sale Supplement).
Section 4.     Limited Effect.
4.1     Upon the effectiveness of this Amendment, each reference in the MSR Purchase Agreement and each Sale Supplement to “this Agreement”, “Sale Supplement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the MSR Purchase Agreement and such Sale Supplement as amended hereby, and each reference to the MSR Purchase Agreement or any Sale Supplement in any other document, instrument or agreement, executed and/or delivered in connection with any transaction contemplated in the MSR Purchase Agreement or any Sale Supplement shall mean and be a reference to the MSR Purchase Agreement or such Sale Supplement as amended hereby.
4.2     Except as expressly amended and modified by this Amendment, the MSR Purchase Agreement and the Sale Supplements shall continue to be, and shall remain, in full force and effect in accordance with their terms.
4.3     Except as expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, claim, cause of action, power or remedy of any party hereto, whether arising before or after the date of this Amendment, or constitute a waiver of any provision of any other agreement.
4.4     For the avoidance of doubt, nothing in this Amendment shall constitute an advancement or extension or change of (i) the Servicing Fee Reset Date, or (ii) the April 6, 2017 standstill date set forth in Section 1.9 of Amendment

2

No. 2 to Master Servicing Rights Purchase Agreement and Sale Supplements, dated as of April 6, 2015, among Seller, Holdings, Buyer and Home Loan Servicing Solutions, Ltd.
Section 5.     Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
Section 6.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 7.     Effectiveness. The effectiveness of this Amendment is subject to delivery of executed signature pages by all parties hereto.
Section 8.     Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.
Section 9.     Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

3

Section 10.     Interpretation. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
Section 11.     Exhibits and Schedules. The exhibits and schedules to this Amendment are hereby incorporated and made a part hereof and are an integral part of this Amendment.
Section 12.     Entire Agreement. This Amendment, the MSR Purchase Agreement, and the Sale Supplements set forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby and thereby and supersede any and all prior agreements, arrangements and understandings, both written and oral, between the parties relating to the subject matter hereof and thereof.
Section 13.     Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY MATTERS CONTEMPLATED HEREBY; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER OR BY ANY OTHER MANNER IN ACCORDANCE WITH LAW; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
Section 14.     Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY AND ABSOLUTELY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH, ARISING UNDER OR RELATING TO THIS AMENDMENT OR ANY MATTERS CONTEMPLATED HEREBY, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.
Section 15.     No Strict Construction. The parties agree that the language used in this Amendment, the MSR Purchase Agreement, and the Sale Supplements is the language chosen by the parties to express their mutual intent and that no rule of strict construction is to be applied against either party. The parties and their respective counsel have reviewed and negotiated the terms of this Amendment, the MSR Purchase Agreement, and the Sale Supplements.
Section 16.     Assignment; No Third−Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Amendment may

4

not be assigned or otherwise transferred by operation of law or otherwise without the express written consent of Seller and Purchasers and any such assignment or attempted assignment without such consent shall be void; provided that each Purchaser may pledge its rights to any Person providing financing to such Purchaser or its Affiliates. Purchaser shall give Seller prior written notice written notice of any such pledge. This Amendment is solely for the benefit of the parties hereto, and no provision of this Amendment shall be deemed to confer upon any other Person any remedy, claim, liability, reimbursement, cause of action or other right.
[SIGNATURE PAGES FOLLOW]

5

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be executed and delivered by its respective signatory thereunto duly authorized as of the date above written.

OCWEN LOAN SERVICING, LLC

By: /s/ Michael DelGiacco
Name: Michael DelGiacco
Title: VP, Treasurer

FEBRUARY 2017 AMENDMENT

HLSS HOLDINGS, LLC

By: /s/ Nicola Santoro, Jr.
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer

FEBRUARY 2017 AMENDMENT

HLSS MSR-EBO ACQUISITION LLC

By:     New Residential Investment Corp., its sole
member
By: /s/ Nicola Santoro, Jr.
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer

FEBRUARY 2017 AMENDMENT

Exhibit 1 – Restated Schedule VI to Sale Supplement No. 1
SCHEDULE VI
AMORTIZATION PERCENTAGE

Month[1]	Amortization Percentage
1	100.0%
2	98.5%
3	97.0%
4	95.6%
5	94.2%
6	92.8%
7	91.4%
8	90.0%
9	88.7%
10	87.4%
11	86.0%
12	84.8%
13	83.5%
14	82.3%
15	81.0%
16	79.8%
17	78.6%
18	77.5%
19	76.3%
20	75.2%
21	74.0%
22	72.9%
23	71.8%
24	70.7%
25	69.5%
26	68.4%
27	67.3%
28	66.1%
29	65.1%
30	64.0%
31	62.9%
32	61.9%
33	60.9%
34	59.9%
[1] Starting with March, 2012 (provided that the percentage for the first month will also apply to any partial period in February, 2012).

1

Month[1]	Amortization Percentage
35	58.9%
36	58.0%
37	57.0%
38	56.1%
39	55.1%
40	54.2%
41	53.4%
42	52.5%
43	51.6%
44	50.8%
45	49.9%
46	49.1%
47	48.3%
48	47.5%
49	46.7%
50	46.0%
51	45.2%
52	44.5%
53	43.7%
54	43.0%
55	42.3%
56	41.6%
57	40.9%
58	40.3%
59	39.6%
60	39.0%
61	38.3%
62	37.7%
63	37.1%
64	36.5%
65	35.9%
66	35.3%
67	34.7%
68	34.1%
69	33.6%
70	33.0%
71	32.5%
72	32.0%
73	31.5%
74	31.0%
75	30.5%
76	30.0%

2

Month[1]	Amortization Percentage
77	29.5%
78	29.0%
79	28.5%
80	28.0%
81	27.5%
82	27.0%
83	26.5%
84	26.0%
85	25.5%
86	25.0%
87	24.5%
88	24.0%
89	23.5%
90	23.0%
91	22.5%
92	22.0%
93	21.5%
94	21.0%
95	20.5%
96	20.0%
97	19.5%
98	19.0%
99	18.5%
100	18.0%
101	17.5%
102	17.0%
103	16.5%
104	16.0%
105	15.5%
106	15.0%
107	14.5%
108	14.0%
109	13.5%
110	13.0%
111	12.5%
112	12.0%
113	11.5%
114	11.0%
115	10.5%
116	10.0%
117	9.5%
118	9.0%

3

Month[1]	Amortization Percentage
119	8.5%
120	8.0%
121	7.5%
122	7.0%
123	6.5%
124	6.0%
125	5.5%
126	5.0%
127	4.5%
128	4.0%
129	3.5%
130	3.0%
131	2.5%
132	2.0%
133	1.5%
134	1.0%
135	0.5%
136 and thereafter	0.0%

4

Exhibit 2 – Restated Schedule VI to Sale Supplement No. 2
SCHEDULE VI
AMORTIZATION PERCENTAGE

Month[1]	Amortization Percentage
1	100.00%
2	98.50%
3	97.00%
4	95.60%
5	94.20%
6	92.80%
7	91.40%
8	90.00%
9	88.70%
10	87.40%
11	86.00%
12	84.80%
13	83.50%
14	82.30%
15	81.00%
16	79.80%
17	78.60%
18	77.50%
19	76.30%
20	75.20%
21	74.00%
22	72.90%
23	71.80%
24	70.80%
25	69.70%
26	68.70%
27	67.70%
28	66.60%
29	65.70%
30	64.70%
31	63.70%
32	62.80%
33	61.80%
34	60.90%
[1] Starting with May, 2012.

1

Month[1]	Amortization Percentage
35	60.00%
36	59.10%
37	58.20%
38	57.30%
39	56.50%
40	55.70%
41	54.80%
42	54.00%
43	53.20%
44	52.40%
45	51.60%
46	50.90%
47	50.10%
48	49.30%
49	48.60%
50	47.90%
51	47.20%
52	46.50%
53	45.80%
54	45.10%
55	44.40%
56	43.80%
57	43.10%
58	42.50%
59	41.80%
60	41.20%
61	40.60%
62	40.00%
63	39.40%
64	38.80%
65	38.20%
66	37.70%
67	37.10%
68	36.50%
69	36.00%
70	35.50%
71	34.90%
72	34.40%
73	33.90%
74	33.40%
75	32.90%
76	32.40%

2

Month[1]	Amortization Percentage
77	31.90%
78	31.40%
79	30.90%
80	30.40%
81	29.90%
82	29.40%
83	28.90%
84	28.40%
85	27.90%
86	27.40%
87	26.90%
88	26.40%
89	25.90%
90	25.40%
91	24.90%
92	24.40%
93	23.90%
94	23.40%
95	22.90%
96	22.40%
97	21.90%
98	21.40%
99	20.90%
100	20.40%
101	19.90%
102	19.40%
103	18.90%
104	18.40%
105	17.90%
106	17.40%
107	16.90%
108	16.40%
109	15.90%
110	15.40%
111	14.90%
112	14.40%
113	13.90%
114	13.40%
115	12.90%
116	12.40%
117	11.90%
118	11.40%

3

Month[1]	Amortization Percentage
119	10.90%
120	10.40%
121	9.90%
122	9.40%
123	8.90%
124	8.40%
125	7.90%
126	7.40%
127	6.90%
128	6.40%
129	5.90%
130	5.40%
131	4.90%
132	4.40%
133	3.90%
134	3.40%
135	2.90%
136	2.40%
137	1.90%
138	1.40%
139	0.90%
140	0.40%
141 and thereafter	0.00%

4

Exhibit 3 – Restated Schedule VI to Sale Supplement No. 3
SCHEDULE VI
AMORTIZATION PERCENTAGE

Month[1]	Amortization Percentage
1	100.00%
2	98.50%
3	97.00%
4	95.50%
5	94.10%
6	92.60%
7	91.20%
8	89.90%
9	88.50%
10	87.20%
11	85.80%
12	84.50%
13	83.30%
14	82.00%
15	80.70%
16	79.50%
17	78.30%
18	77.10%
19	76.00%
20	74.80%
21	73.70%
22	72.60%
23	71.50%
24	70.40%
25	69.30%
26	68.30%
27	67.20%
28	66.20%
29	65.20%
30	64.20%
31	63.20%
32	62.30%
33	61.30%
34	60.40%
[1] Starting with August, 2012.

Month[1]	Amortization Percentage
35	59.50%
36	58.60%
37	57.70%
38	56.80%
39	56.00%
40	55.10%
41	54.30%
42	53.50%
43	52.60%
44	51.80%
45	51.10%
46	50.30%
47	49.50%
48	48.80%
49	48.00%
50	47.30%
51	46.60%
52	45.90%
53	45.20%
54	44.50%
55	43.80%
56	43.20%
57	42.50%
58	41.90%
59	41.20%
60	40.60%
61	40.00%
62	39.40%
63	38.80%
64	38.20%
65	37.60%
66	37.00%
67	36.50%
68	35.90%
69	35.40%
70	34.90%
71	34.30%
72	33.80%
73	33.30%
74	32.80%
75	32.30%
76	31.80%

2

Month[1]	Amortization Percentage
77	31.30%
78	30.80%
79	30.30%
80	29.80%
81	29.30%
82	28.80%
83	28.30%
84	27.80%
85	27.30%
86	26.80%
87	26.30%
88	25.80%
89	25.30%
90	24.80%
91	24.30%
92	23.80%
93	23.30%
94	22.80%
95	22.30%
96	21.80%
97	21.30%
98	20.80%
99	20.30%
100	19.80%
101	19.30%
102	18.80%
103	18.30%
104	17.80%
105	17.30%
106	16.80%
107	16.30%
108	15.80%
109	15.30%
110	14.80%
111	14.30%
112	13.80%
113	13.30%
114	12.80%
115	12.30%
116	11.80%
117	11.30%
118	10.80%

3

Month[1]	Amortization Percentage
119	10.30%
120	9.80%
121	9.30%
122	8.80%
123	8.30%
124	7.80%
125	7.30%
126	6.80%
127	6.30%
128	5.80%
129	5.30%
130	4.80%
131	4.30%
132	3.80%
133	3.30%
134	2.80%
135	2.30%
136	1.80%
137	1.30%
138	0.80%
139	0.30%
140 and thereafter	0.00%

4

Exhibit 4 – Restated Schedule VI to Sale Supplement No. 4
SCHEDULE VI
AMORTIZATION PERCENTAGE

Month[1]	Amortization Percentage
1	100.00%
2	98.60%
3	97.20%
4	95.90%
5	94.50%
6	93.20%
7	91.90%
8	90.60%
9	89.40%
10	88.10%
11	86.90%
12	85.70%
13	84.50%
14	83.30%
15	82.20%
16	81.00%
17	79.90%
18	78.80%
19	77.70%
20	76.60%
21	75.50%
22	74.50%
23	73.40%
24	72.40%
25	71.40%
26	70.40%
27	69.40%
28	68.50%
29	67.50%
30	66.60%
31	65.60%
32	64.70%
33	63.80%
34	62.90%
[1] Starting with September, 2012.

1

Month[1]	Amortization Percentage
35	62.10%
36	61.20%
37	60.30%
38	59.50%
39	58.70%
40	57.80%
41	57.00%
42	56.20%
43	55.50%
44	54.70%
45	53.90%
46	53.20%
47	52.40%
48	51.70%
49	51.00%
50	50.30%
51	49.60%
52	48.90%
53	48.20%
54	47.50%
55	46.90%
56	46.20%
57	45.60%
58	44.90%
59	44.30%
60	43.70%
61	43.10%
62	42.50%
63	41.90%
64	41.30%
65	40.70%
66	40.20%
67	39.60%
68	39.00%
69	38.50%
70	38.00%
71	37.40%
72	36.90%
73	36.40%
74	35.90%
75	35.40%
76	34.90%

2

Month[1]	Amortization Percentage
77	34.40%
78	33.90%
79	33.40%
80	32.90%
81	32.40%
82	31.90%
83	31.40%
84	30.90%
85	30.40%
86	29.90%
87	29.40%
88	28.90%
89	28.40%
90	27.90%
91	27.40%
92	26.90%
93	26.40%
94	25.90%
95	25.40%
96	24.90%
97	24.40%
98	23.90%
99	23.40%
100	22.90%
101	22.40%
102	21.90%
103	21.40%
104	20.90%
105	20.40%
106	19.90%
107	19.40%
108	18.90%
109	18.40%
110	17.90%
111	17.40%
112	16.90%
113	16.40%
114	15.90%
115	15.40%
116	14.90%
117	14.40%
118	13.90%

3

Month[1]	Amortization Percentage
119	13.40%
120	12.90%
121	12.40%
122	11.90%
123	11.40%
124	10.90%
125	10.40%
126	9.90%
127	9.40%
128	8.90%
129	8.40%
130	7.90%
131	7.40%
132	6.90%
133	6.40%
134	5.90%
135	5.40%
136	4.90%
137	4.40%
138	3.90%
139	3.40%
140	2.90%
141	2.40%
142	1.90%
143	1.40%
144	0.90%
145	0.40%
146 and thereafter	0.00%

4

Exhibit 5 – Restated Schedule VI to Sale Supplement No. 5
SCHEDULE VI
AMORTIZATION PERCENTAGE

Month[1]	Amortization Percentage
1	100.00%
2	98.60%
3	97.20%
4	95.90%
5	94.50%
6	93.20%
7	91.90%
8	90.60%
9	89.40%
10	88.10%
11	86.90%
12	85.70%
13	84.50%
14	83.30%
15	82.20%
16	81.00%
17	79.90%
18	78.80%
19	77.70%
20	76.60%
21	75.50%
22	74.50%
23	73.40%
24	72.40%
25	71.40%
26	70.40%
27	69.40%
28	68.50%
29	67.50%
30	66.60%
31	65.60%
32	64.70%
33	63.80%
34	62.90%
[1] Starting with October, 2012.

Month[1]	Amortization Percentage
35	62.10%
36	61.20%
37	60.30%
38	59.50%
39	58.70%
40	57.80%
41	57.00%
42	56.20%
43	55.50%
44	54.70%
45	53.90%
46	53.20%
47	52.40%
48	51.70%
49	51.00%
50	50.30%
51	49.60%
52	48.90%
53	48.20%
54	47.50%
55	46.90%
56	46.20%
57	45.60%
58	44.90%
59	44.30%
60	43.70%
61	43.10%
62	42.50%
63	41.90%
64	41.30%
65	40.70%
66	40.20%
67	39.60%
68	39.00%
69	38.50%
70	38.00%
71	37.40%
72	36.90%
73	36.40%
74	35.90%
75	35.40%
76	34.90%

2

Month[1]	Amortization Percentage
77	34.40%
78	33.90%
79	33.40%
80	32.90%
81	32.40%
82	31.90%
83	31.40%
84	30.90%
85	30.40%
86	29.90%
87	29.40%
88	28.90%
89	28.40%
90	27.90%
91	27.40%
92	26.90%
93	26.40%
94	25.90%
95	25.40%
96	24.90%
97	24.40%
98	23.90%
99	23.40%
100	22.90%
101	22.40%
102	21.90%
103	21.40%
104	20.90%
105	20.40%
106	19.90%
107	19.40%
108	18.90%
109	18.40%
110	17.90%
111	17.40%
112	16.90%
113	16.40%
114	15.90%
115	15.40%
116	14.90%
117	14.40%
118	13.90%

3

Month[1]	Amortization Percentage
119	13.40%
120	12.90%
121	12.40%
122	11.90%
123	11.40%
124	10.90%
125	10.40%
126	9.90%
127	9.40%
128	8.90%
129	8.40%
130	7.90%
131	7.40%
132	6.90%
133	6.40%
134	5.90%
135	5.40%
136	4.90%
137	4.40%
138	3.90%
139	3.40%
140	2.90%
141	2.40%
142	1.90%
143	1.40%
144	0.90%
145	0.40%
146 and thereafter	0.00%

4

Exhibit 6 – Restated Schedule VI to Sale Supplement No. 6
SCHEDULE VI
AMORTIZATION PERCENTAGE

Month[1]	Amortization Percentage
1	100.00%
2	98.70%
3	97.30%
4	96.00%
5	94.70%
6	93.50%
7	92.20%
8	91.00%
9	89.70%
10	88.50%
11	87.30%
12	86.20%
13	85.00%
14	83.90%
15	82.70%
16	81.60%
17	80.50%
18	79.40%
19	78.40%
20	77.30%
21	76.30%
22	75.20%
23	74.20%
24	73.20%
25	72.20%
26	71.30%
27	70.30%
28	69.40%
29	68.40%
30	67.50%
31	66.60%
32	65.70%
33	64.80%
34	64.00%
[1] Starting with January 2013.

Month[1]	Amortization Percentage
35	63.10%
36	62.20%
37	61.40%
38	60.60%
39	59.80%
40	59.00%
41	58.20%
42	57.40%
43	56.60%
44	55.90%
45	55.10%
46	54.40%
47	53.60%
48	52.90%
49	52.20%
50	51.50%
51	50.80%
52	50.10%
53	49.40%
54	48.80%
55	48.10%
56	47.50%
57	46.80%
58	46.20%
59	45.60%
60	45.00%
61	44.40%
62	43.80%
63	43.20%
64	42.60%
65	42.00%
66	41.50%
67	40.90%
68	40.40%
69	39.80%
70	39.30%
71	38.80%
72	38.20%
73	37.60%
74	37.00%
75	36.40%
76	35.80%

2

Month[1]	Amortization Percentage
77	35.20%
78	34.60%
79	34.00%
80	33.40%
81	32.80%
82	32.20%
83	31.60%
84	31.00%
85	30.40%
86	29.80%
87	29.20%
88	28.60%
89	28.00%
90	27.40%
91	26.80%
92	26.20%
93	25.60%
94	25.00%
95	24.40%
96	23.80%
97	23.20%
98	22.60%
99	22.00%
100	21.40%
101	20.80%
102	20.20%
103	19.60%
104	19.00%
105	18.40%
106	17.80%
107	17.20%
108	16.60%
109	16.00%
110	15.40%
111	14.80%
112	14.20%
113	13.60%
114	13.00%
115	12.40%
116	11.80%
117	11.20%
118	10.60%

3

Month[1]	Amortization Percentage
119	10.00%
120	9.40%
121	8.80%
122	8.20%
123	7.60%
124	7.00%
125	6.40%
126	5.80%
127	5.20%
128	4.60%
129	4.00%
130	3.40%
131	2.80%
132	2.20%
133	1.60%
134	1.00%
135	0.40%
136 and thereafter	0.00%

4

Exhibit 7 – Restated Schedule VI to Sale Supplement No. 7
SCHEDULE VI
AMORTIZATION PERCENTAGE

Month[1]	Percentage
1	100.00%
2	98.80%
3	97.60%
4	96.40%
5	95.30%
6	94.10%
7	93.00%
8	91.90%
9	90.80%
10	89.70%
11	88.60%
12	87.60%
13	86.50%
14	85.50%
15	84.40%
16	83.40%
17	82.40%
18	81.40%
19	80.40%
20	79.50%
21	78.50%
22	77.60%
23	76.70%
24	75.70%
25	74.80%
26	73.90%
27	73.00%
28	72.20%
29	71.30%
30	70.40%
31	69.60%
32	68.80%
33	67.90%
34	67.10%
[1] Starting with March 2013.

Month[1]	Percentage
35	66.30%
36	65.50%
37	64.70%
38	63.90%
39	63.20%
40	62.40%
41	61.70%
42	60.90%
43	60.20%
44	59.50%
45	58.80%
46	58.10%
47	57.40%
48	56.70%
49	56.00%
50	55.30%
51	54.60%
52	54.00%
53	53.30%
54	52.70%
55	52.10%
56	51.40%
57	50.80%
58	50.20%
59	49.60%
60	49.00%
61	48.40%
62	47.80%
63	47.30%
64	46.70%
65	46.10%
66	45.60%
67	45.00%
68	44.50%
69	44.00%
70	43.40%
71	42.90%
72	42.40%
73	41.90%
74	41.40%
75	40.90%
76	40.40%

2

Month[1]	Percentage
77	39.90%
78	39.40%
79	38.90%
80	38.40%
81	37.90%
82	37.40%
83	36.90%
84	36.40%
85	35.90%
86	35.40%
87	34.90%
88	34.40%
89	33.90%
90	33.40%
91	32.90%
92	32.40%
93	31.90%
94	31.40%
95	30.90%
96	30.40%
97	29.90%
98	29.40%
99	28.90%
100	28.40%
101	27.90%
102	27.40%
103	26.90%
104	26.40%
105	25.90%
106	25.40%
107	24.90%
108	24.40%
109	23.90%
110	23.40%
111	22.90%
112	22.40%
113	21.90%
114	21.40%
115	20.90%
116	20.40%
117	19.90%
118	19.40%

3

Month[1]	Percentage
119	18.90%
120	18.40%
121	17.90%
122	17.40%
123	16.90%
124	16.40%
125	15.90%
126	15.40%
127	14.90%
128	14.40%
129	13.90%
130	13.40%
131	12.90%
132	12.40%
133	11.90%
134	11.40%
135	10.90%
136	10.40%
137	9.90%
138	9.40%
139	8.90%
140	8.40%
141	7.90%
142	7.40%
143	6.90%
144	6.40%
145	5.90%
146	5.40%
147	4.90%
148	4.40%
149	3.90%
150	3.40%
151	2.90%
152	2.40%
153	1.90%
154	1.40%
155	0.90%
156	0.40%
157 and thereafter	0.00%

4

Exhibit 8 – Restated Schedule VI to Sale Supplement No. 8
SCHEDULE VI
AMORTIZATION PERCENTAGE

Month[1]	Percentage
1	100.00%
2	98.80%
3	97.60%
4	96.40%
5	95.30%
6	94.10%
7	93.00%
8	91.90%
9	90.80%
10	89.70%
11	88.60%
12	87.60%
13	86.50%
14	85.50%
15	84.40%
16	83.40%
17	82.40%
18	81.40%
19	80.40%
20	79.50%
21	78.50%
22	77.60%
23	76.70%
24	75.70%
25	74.80%
26	73.90%
27	73.00%
28	72.20%
29	71.30%
30	70.40%
31	69.60%
32	68.80%
33	67.90%
34	67.10%
[1] Starting with May 2013.

Month[1]	Percentage
35	66.30%
36	65.50%
37	64.70%
38	63.90%
39	63.20%
40	62.40%
41	61.70%
42	60.90%
43	60.20%
44	59.50%
45	58.80%
46	58.10%
47	57.40%
48	56.70%
49	56.00%
50	55.30%
51	54.60%
52	54.00%
53	53.30%
54	52.70%
55	52.10%
56	51.40%
57	50.80%
58	50.20%
59	49.60%
60	49.00%
61	48.40%
62	47.80%
63	47.30%
64	46.70%
65	46.10%
66	45.60%
67	45.00%
68	44.50%
69	44.00%
70	43.40%
71	42.90%
72	42.40%
73	41.90%
74	41.40%
75	40.90%
76	40.40%

2

Month[1]	Percentage
77	39.90%
78	39.40%
79	38.90%
80	38.40%
81	37.90%
82	37.40%
83	36.90%
84	36.40%
85	35.90%
86	35.40%
87	34.90%
88	34.40%
89	33.90%
90	33.40%
91	32.90%
92	32.40%
93	31.90%
94	31.40%
95	30.90%
96	30.40%
97	29.90%
98	29.40%
99	28.90%
100	28.40%
101	27.90%
102	27.40%
103	26.90%
104	26.40%
105	25.90%
106	25.40%
107	24.90%
108	24.40%
109	23.90%
110	23.40%
111	22.90%
112	22.40%
113	21.90%
114	21.40%
115	20.90%
116	20.40%
117	19.90%
118	19.40%

3

Month[1]	Percentage
119	18.90%
120	18.40%
121	17.90%
122	17.40%
123	16.90%
124	16.40%
125	15.90%
126	15.40%
127	14.90%
128	14.40%
129	13.90%
130	13.40%
131	12.90%
132	12.40%
133	11.90%
134	11.40%
135	10.90%
136	10.40%
137	9.90%
138	9.40%
139	8.90%
140	8.40%
141	7.90%
142	7.40%
143	6.90%
144	6.40%
145	5.90%
146	5.40%
147	4.90%
148	4.40%
149	3.90%
150	3.40%
151	2.90%
152	2.40%
153	1.90%
154	1.40%
155	0.90%
156	0.40%
157 and thereafter	0.00%

4

Exhibit 9 – Restated Schedule VI to Sale Supplement No. 9
SCHEDULE VI
AMORTIZATION PERCENTAGE

Month[1]	Percentage
1	100.00%
2	98.80%
3	97.60%
4	96.40%
5	95.30%
6	94.10%
7	93.00%
8	91.90%
9	90.80%
10	89.70%
11	88.60%
12	87.60%
13	86.50%
14	85.50%
15	84.50%
16	83.50%
17	82.50%
18	81.60%
19	80.60%
20	79.70%
21	78.70%
22	77.80%
23	76.90%
24	76.00%
25	75.10%
26	74.30%
27	73.40%
28	72.60%
29	71.70%
30	70.90%
31	70.10%
32	69.30%
33	68.50%
34	67.70%
[1] Starting with July 2013.

Month[1]	Percentage
35	67.00%
36	66.20%
37	65.50%
38	64.70%
39	64.00%
40	63.30%
41	62.60%
42	61.90%
43	61.20%
44	60.50%
45	59.80%
46	59.20%
47	58.50%
48	57.90%
49	57.20%
50	56.60%
51	56.00%
52	55.40%
53	54.80%
54	54.20%
55	53.60%
56	53.00%
57	52.40%
58	51.90%
59	51.30%
60	50.70%
61	50.20%
62	49.70%
63	49.10%
64	48.60%
65	48.10%
66	47.60%
67	47.10%
68	46.60%
69	46.10%
70	45.60%
71	45.10%
72	44.60%
73	44.10%
74	43.60%
75	43.10%
76	42.60%

Month[1]	Percentage
77	42.10%
78	41.60%
79	41.10%
80	40.60%
81	40.10%
82	39.60%
83	39.10%
84	38.60%
85	38.10%
86	37.60%
87	37.10%
88	36.60%
89	36.10%
90	35.60%
91	35.10%
92	34.60%
93	34.10%
94	33.60%
95	33.10%
96	32.60%
97	32.10%
98	31.60%
99	31.10%
100	30.60%
101	30.10%
102	29.60%
103	29.10%
104	28.60%
105	28.10%
106	27.60%
107	27.10%
108	26.60%
109	26.10%
110	25.60%
111	25.10%
112	24.60%
113	24.10%
114	23.60%
115	23.10%
116	22.60%
117	22.10%
118	21.60%

Month[1]	Percentage
119	21.10%
120	20.60%
121	20.10%
122	19.60%
123	19.10%
124	18.60%
125	18.10%
126	17.60%
127	17.10%
128	16.60%
129	16.10%
130	15.60%
131	15.10%
132	14.60%
133	14.10%
134	13.60%
135	13.10%
136	12.60%
137	12.10%
138	11.60%
139	11.10%
140	10.60%
141	10.10%
142	9.60%
143	9.10%
144	8.60%
145	8.10%
146	7.60%
147	7.10%
148	6.60%
149	6.10%
150	5.60%
151	5.10%
152	4.60%
153	4.10%
154	3.60%
155	3.10%
156	2.60%
157	2.10%
158	1.60%
159	1.10%
160	0.60%

Month[1]	Percentage
161	0.10%
162 and thereafter	0.00%

Exhibit 10 – Restated Schedule VI to Sale Supplement No. 10
SCHEDULE VI
AMORTIZATION PERCENTAGE

Month[1]	Percentage
1	100.00%
2	98.80%
3	97.60%
4	96.40%
5	95.30%
6	94.20%
7	93.10%
8	92.00%
9	90.90%
10	89.90%
11	88.90%
12	87.80%
13	86.80%
14	85.80%
15	84.90%
16	83.90%
17	83.00%
18	82.00%
19	81.10%
20	80.20%
21	79.30%
22	78.40%
23	77.50%
24	76.60%
25	75.70%
26	74.90%
27	74.00%
28	73.20%
29	72.40%
30	71.60%
31	70.80%
32	70.00%
33	69.20%
34	68.40%
[1] Starting with November 2013.

1

Month[1]	Percentage
35	67.60%
36	66.80%
37	66.10%
38	65.40%
39	64.60%
40	63.90%
41	63.20%
42	62.50%
43	61.80%
44	61.10%
45	60.50%
46	59.80%
47	59.10%
48	58.50%
49	57.80%
50	57.20%
51	56.60%
52	55.90%
53	55.30%
54	54.70%
55	54.10%
56	53.50%
57	52.90%
58	52.30%
59	51.70%
60	51.20%
61	50.60%
62	50.00%
63	49.50%
64	48.90%
65	48.40%
66	47.90%
67	47.30%
68	46.80%
69	46.30%
70	45.80%
71	45.30%
72	44.80%
73	44.30%
74	43.80%
75	43.30%
76	42.80%

2

Month[1]	Percentage
77	42.30%
78	41.80%
79	41.30%
80	40.80%
81	40.30%
82	39.80%
83	39.30%
84	38.80%
85	38.30%
86	37.80%
87	37.30%
88	36.80%
89	36.30%
90	35.80%
91	35.30%
92	34.80%
93	34.30%
94	33.80%
95	33.30%
96	32.80%
97	32.30%
98	31.80%
99	31.30%
100	30.80%
101	30.30%
102	29.80%
103	29.30%
104	28.80%
105	28.30%
106	27.80%
107	27.30%
108	26.80%
109	26.30%
110	25.80%
111	25.30%
112	24.80%
113	24.30%
114	23.80%
115	23.30%
116	22.80%
117	22.30%
118	21.80%

3

Month[1]	Percentage
119	21.30%
120	20.80%
121	20.30%
122	19.80%
123	19.30%
124	18.80%
125	18.30%
126	17.80%
127	17.30%
128	16.80%
129	16.30%
130	15.80%
131	15.30%
132	14.80%
133	14.30%
134	13.80%
135	13.30%
136	12.80%
137	12.30%
138	11.80%
139	11.30%
140	10.80%
141	10.30%
142	9.80%
143	9.30%
144	8.80%
145	8.30%
146	7.80%
147	7.30%
148	6.80%
149	6.30%
150	5.80%
151	5.30%
152	4.80%
153	4.30%
154	3.80%
155	3.30%
156	2.80%
157	2.30%
158	1.80%
159	1.30%
160	0.80%

4

Month[1]	Percentage
161	0.30%
162 and thereafter	0.00%

5